UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire		03773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 15, 2011, New Hampshire Thrift Bancshares, Inc. (the “Company”) announced its earnings for the first quarter of the 2011 fiscal year. A copy of the press release dated April 15, 2011 describing the first quarter earnings is furnished herewith as Exhibit 99.1. The press release included an incorrect record date, and, later on April 15, 2011, the Company issued a press release which included the correct record date of April 22, 2011. A copy of that corrective release is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on April 15, 2011.
99.2	Corrective press release issued by the Company on April 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2011	NEW HAMPSHIRE THRIFT BANCSHARES, INC.
(Registrant)

	By:	/s/ Laura Jacobi
	Name:	Laura Jacobi
	Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on April 15, 2011.

99.2	Corrective press release issued by the Company on April 15, 2011.